SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 9, 1999  (July 7, 1999)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



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
     Connecticut                        0-22888                        06-1324691
   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)
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                    18 CORPORATE WOODS BLVD., ALBANY, NY   12211
               (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)








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Item 5 - OTHER EVENTS

     The following news release was issued on July 7, 1999:

     FCC CLEARS WAY FOR MCI WORLDCOM ACQUISITION OF CAI WIRELESS-Transfer of Control Applications Approved (see exhibit 99.1).


Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       C.  Exhibits

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       EXHIBIT NO.                            EXHIBIT DESCRIPTION               LOCATION
99.1                                  Media release - CAI Wireless
                                     Systems, Inc. announces that the FCC has
                                     approved the transfer of control of
                                     various licenses for  wireless spectrum
                                     controlled by CAI to MCI WORLDCOM, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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        SIGNATURE                       TITLE                               DATE
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/S/ JAMES P. ASHMAN                 Executive Vice President and         July 9, 1999
    James P. Ashman                 Chief Financial Officer













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